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EXHIBIT 99.1


COMPANY CONTACT:                                               PUBLIC RELATIONS:
Pam Volpe                                                       Victoria Rierdan
International Microcomputer Software, Inc.              Helicon Public Relations
415.878.4025                                                        310-993-1840
E-mail: pvolpe@imsisoft.com                       E-mail: Victoria@heliconpr.com



    IMSI(R)'S INDEPENDENT ACCOUNTANTS REMOVE "GOING CONCERN" QUALIFICATION

              DECISION MADE IN VIEW OF IMPROVED FINANCIAL CONDITION


NOVATO, CALIF., AUGUST 20, 2002 - IMSI(R) (OTC "BULLETIN BOARD": IMSI), a leading developer of visual content, design, and graphics software, today announced that its independent accountants, Grant Thornton LLP, have agreed to reissue their opinion on IMSI's financial statements for the fiscal year ended June 30, 2001, without a going concern qualification. "Over the past twelve months, the Company has made substantial progress in restructuring its past due liabilities, strengthening its operations and obtaining additional financing. As a result of these efforts, the Company's liquidity has improved," stated Gordon Landies, President of IMSI. "The removal of the going concern qualification meets a major goal for IMSI and reflects the improving strength of our company".

The factors that contributed to IMSI's improved financial condition are described more specifically in Footnote 14 to the Company's audited financial statements for the fiscal year ended June 30, 2001, which were included as an exhibit to a Form 8-K report filed today with the Securities and Exchange Commission.

                                   ABOUT IMSI

      Founded in 1982, IMSI has established a tradition of providing the professional and home user with innovative technology and easy to use, high quality software products at affordable prices. The company maintains three business divisions. The Visual Design division, anchored by IMSI's flagship product, TurboCAD(R), develops and markets visual content and design software, such as FloorPlan(R) 3D. The Graphic Design division manages the HiJaak(R) line of award-winning products and focuses on providing state-of-the-art digital content through its IMSI MasterClips(R) collection and through ArtToday.com, a wholly owned subsidiary of IMSI. The Business Applications division provides

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businesses and end users with software solutions through its popular products such as TurboProject(R), FormTool(R), Flow!(TM), TurboTyping(R) and OrgPlus(R). This division also provides ergonomic and keyboard training to Fortune 1000 companies for worker-related safety, productivity and ergonomic compliance improvements through Keynomics, a wholly owned subsidiary of IMSI.

More information about IMSI can be found at www.imsisoft.com.

IMSI and ArtToday are registered trademarks of International Microcomputer Software, Inc. and ArtToday, Inc, respectively. All other products are the trademarks or registered trademarks of their respective owners.

(C) 2001 International Microcomputers Software, Inc. All rights reserved.

                              SAFE HARBOR STATEMENT

This announcement contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under "Factors Affecting Future Operating Results" in the company's annual report on Form 10-K for the year ended June 30, 2001, and such other risks detailed from time to time in the company's reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.